UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2012

COMMONWEALTH INCOME & GROWTH FUND IV
(Exact name of registrant as specified in its charter)

Pennsylvania	333-62526	23-3080409
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Brandywine One, Suite 200, 2 Christy Drive, Chadds Ford, Pennsylvania	19317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (610) 594-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 1, 2012, the practice of Asher & Company, Ltd. (“Asher”), which was engaged as the independent registered public accounting firm of Commonwealth Income and Growth Fund VI (the “Company”), was combined with  BDO USA, LLP (“BDO”) and the professional staff and partners of Asher joined BDO either as employees or partners of BDO. As a result of this transaction, Asher resigned as the Company’s independent registered public accounting firm on November 1, 2012. On November 2, 2012, following the resignation of Asher, The Company, through and with the approval of its General Partner, appointed BDO as its independent registered public accounting firm.

Prior to appointing BDO, the Company did not consult with BDO regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by BDO on the Company’s financial statements, and BDO did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is described in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The report of independent registered public accounting firm of Asher regarding the Company’s financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2011 and 2010, and during the interim period from the end of the most recently completed fiscal year through November 1, 2012, the date of resignation, there were no reportable events or disagreements with Asher on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Asher, would have caused it to make reference to such disagreement in its reports.

The Company provided Asher with a copy of this Current Report on Form 8-K (the “Report”) prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Asher furnish the Company with a letter addressed to the SEC stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter has been filed as an exhibit to this Report.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on November 15, 2012, Lynn Franceschina will resign as Director, Chief Operating Officer, and Executive Vice President of the Issuer, the Issuer’s General Partner, Commonwealth Capital Income & Growth Fund Inc., the Issuer’s Sponsor, Commonwealth Capital Corp., and the Issuer’s Dealer-Manager, Commonwealth Capital Securities Corp.  Ms. Franceschina cited only personal reasons for her resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMONWEALTH INCOME & GROWTH FUND IV

BY:	COMMONWEALTH INCOME & GROWTH FUND, INC., its General Partner

Date: November 7, 2012                                                                By: /s/ Kimberly A. Springsteen-Abbott
Kimberly A. Springsteen-Abbott
Chief Executive Officer